Execution Version FIRST AMENDMENT FIRST AMENDMENT (this “Amendment”) dated as of October 6, 2015 to the Credit Agreement dated as of August 28, 2014 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended pursuant to this Amendment being referred to herein as the “Amended Credit Agreement”) among SYMETRA FINANCIAL CORPORATION (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto, as lenders (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents parties thereto. W I T N E S S E T H: WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; WHEREAS, the Borrower is party to that certain Agreement and Plan of Merger dated as of August 11, 2015 (the “Merger Agreement”), by and among Sumitomo Life Insurance Company, a mutual company (sougo kaisha) organized under the laws of Japan, SLIC Financial Corporation, a Delaware corporation, and the Borrower; WHEREAS, the Borrower has requested that the Credit Agreement be amended and waived as set forth herein; WHEREAS, the Required Lenders are willing to agree to such amendments and waivers, in each case on the terms set forth herein; NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows: Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Amended Credit Agreement; provided that the terms “Required Lenders” and “Default” shall each have the respective meaning assigned to such term in the Credit Agreement. Section 2. Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as of the Amendment Effective Date (as defined below) as follows: (a) by inserting the following immediately before the period at the end of the first sentence of the defined term “Change of Control”: nor (iii) appointed by the Permitted Holders. (b) by deleting the defined term “Permitted Holders” in its entirety and substituting in lieu thereof the following: “Permitted Holders” means (a) prior to the consummation of the Merger, collectively, Berkshire Hathaway and White Mountains and (b) from and after consummation of the Merger, Sumitomo Life Insurance Company.

2 (c) by inserting the following defined terms in the appropriate alphabetical order: “Merger” means the merger of SLIC Financial Corporation, a Delaware corporation, with and into the Borrower pursuant to that certain Agreement and Plan of Merger dated as of August 11, 2015, by and among Sumitomo Life Insurance Company, SLIC Financial Corporation, a Delaware corporation, and the Borrower. “Sumitomo Life Insurance Company” means Sumitomo Life Insurance Company, a mutual company (sougo kaisha) organized under the laws of Japan, together with its Affiliates. Section 3. Waiver. The Required Lenders hereby waive any Default or Event of Default arising under clause (e) of Article VII of the Credit Agreement as a result of the consummation of the Merger (as defined in the Merger Agreement) and the other transactions contemplated by the Merger Agreement, in each case in accordance with the terms of the Merger Agreement; provided that the Merger is consummated no later than May 11, 2016 (the “End Date”); provided further that if on the End Date any of the conditions precedent to the closing of the Merger (the “Closing”) set forth in Section 8.01(b) or Section 8.01(c) of the Merger Agreement has not been satisfied but all other conditions precedent to the Closing have been satisfied (or in the case of conditions that by their terms are to be satisfied at the Closing, are capable of being satisfied on such date), then the End Date will automatically be extended to August 11, 2016. Section 4. Representations of Borrower. The Borrower represents and warrants that (a) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (or, in the case of any representation and warranty qualified by materiality, in all respects) on and as of the Amendment Effective Date (as defined below), except in the case of any such representation or warranty that expressly relates to an earlier date, in which case such representation or warranty shall be so true and correct in all material respects on and as of such earlier date and (b) no Default has occurred and is continuing on or after giving effect to the Amendment Effective Date. Section 5. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment. Section 6. Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) when the following conditions shall be satisfied: (a) the Administrative Agent shall have received this Amendment duly executed by the Borrower and the Required Lenders; (b) the representations and warranties of the Borrower set forth in the Credit Agreement shall be true and correct in all material respects (or, in the case of any representation and warranty qualified by materiality, in all respects) on and as of the Amendment Effective Date, except in the case of any such representation or warranty that expressly relates to an earlier date, in which case such representation or warranty shall be so true and correct in all material respects on and as of such earlier date;

3 (c) no Default shall have occurred and be continuing on the Amendment Effective Date immediately after giving effect to this Amendment; and (d) the Administrative Agent shall have received payment of all expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment for which invoices have been presented to the Borrower (including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent). Section 7. Reference To and Effect Upon the Credit Agreement. (a) Except as expressly amended or waived hereby, the provisions of the Credit Agreement, as amended or waived, as applicable, are and shall remain in full force and effect. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, except as otherwise provided for herein. (b) On and after the Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Credit Document shall be deemed a reference to the Amended Credit Agreement. This Amendment shall constitute a Credit Document for all purposes of the Amended Credit Agreement and all of the other Credit Documents. Section 8. Governing Law; Waiver of Jury Trial. This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). Section 9. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent. [Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written. SYMETRA FINANCIAL CORPORATION, as Borrower By: Name:~ A nA Mja.fel . ,.,e,siev Title: E,xecvfw~ l/1L6 /)v~idcrd avid C (n 1 c { ;::; Yl tl I'\ lta.-L Df?i u::·v [Signature page to First Amendment]

The Northern Trust Com ny, as a Lender By: Name: Title: 2VP [Signature page to First Amendment]